Exhibit 10.16.1

Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K because the omitted information is not material and is the type that Ace Green treats as private or confidential. The redaction of such information is indicated by [***].

AGREEMENT

(On the amendment of Sales agreement dated December 29, 2024)

30.12.2024

ACE: AGR LICENSING INC., a company incorporated and registered in the State of Delaware, U.S.A. with company number 6460737 whose principal business address is 2700 Post Oak Blvd., Suite 2100, Houston, Texas 77056, U.S.A. (the SELLER or ACE) on one side, and

MEL METAL: MEL METAL LLC, a limited liability company incorporated and registered in Armenia with company registration number 271.110.1062990 whose registered office is at Apt 27, bld. 48/3, Leningradyan street, Ajapnyak, Yerevan, Armenia (the BUYER or “MEL METAL”) on the other side, have concluded this additional agreement (Agreement) as follows:

1. The Parties acknowledge that on December 29, 2024, a Sales agreement was signed between them.

2. Under this Agreement, the Parties, by mutual agreement, amend clause 3.1 of the Sales agreement and set it out as follows:

“3.1 MEL METAL to make USD [***] as a deposit against the Seller’s Pro Forma Invoice by February 15, 2025, which includes USD [***] as deposit towards equipment and payment of USD [***] towards detailed engineering services.

The second payment of USD [***] of the remaining amount to be paid upon confirmation of the readiness of equipment by the supplier. The Seller shall prepare Machine for packaging and loading within [***] ([***]) days after receiving the payments of [***] and [***] set forth in this clause.

The third payment of USD [***] to be paid upon loading of the machines in the container and balance of USD [***] to be paid after the installation.”

3. This Agreement comes into force from the moment of its signing and is an integral part of the Sales agreement. The remaining provisions of the Sales agreement remain unchanged․

4. This Agreement is made up in English language of two copies having equal legal force. Each Party shall be given one copy of the Agreement.

AGR LICENSING INC.	MEL METAL LLC
Director: Nishchay Chadha	Director: Gor Haytapetyan

/s/ Nishchay Chadha	/s/ Gor Haytapetyan